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EXHIBIT 10.1


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Total Film Group, Inc. and Subsidiaries' Registration Statement on Form 10-SB/A-3 dated December 8, 2000 of our report dated September 21, 2000 to our audit of the consolidated financial statements of Total Film Group, Inc. and Subsidiaries as of June 30, 2000 and for the year then ended, which report is included in the Total Film Group, Inc. and Subsidiaries' Annual Report on Form 10-KSB for the year ended June 30, 2000.


                                                  /s/ HOLLANDER, LUMER & CO, LLP

Los Angeles, California

January 19, 2001


                              ACCOUNTANTS' CONSENT

         We consent to the incorporation by reference in Total Film Group, Inc. and Subsidiaries' Registration Statement on Form 10-SB/A-3 dated October 13, 2000 of our report dated September 29, 1999, except for Note 8, which is as of January 14, 2000 and Note 15 which is as of September 21, 2000, with reference to our audit of the consolidated financial statements of Total Film Group, Inc. and Subsidiaries as of June 30, 1999 and for the year then ended, which report is included in Total Film Group, Inc. and Subsidiaries' Annual Report on Form 10-KSB for the year ended June 30, 2000.

                                            /s/ Miller, Kaplan, Arase & Co., LLP

January 19, 2001

North Hollywood, California